freshpet

Q1 2024

Earnings

May 6, 2024



freshpet
freshpet
Chunky Beef Recipe
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freshpet

Forward Looking Statements & Non-GAAP Measures

FORWARD-LOOKING STATEMENTS

Certain statements in this presentation by Freshpet, Inc. (the "Company") constitute "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on our current expectations and assumptions. These forward-looking statements, which include any statements related to the timing of Freshpet Kitchens Expansion, our long-term strategy, focus and 2027 goals, our pace in achieving these goals, growth prospects, FY 2024 guidance and associated considerations. Words such as "anticipate", "believe", "could", "estimate", "expect", "guidance", "intend", "may", "might", "outlook", "plan", "predict", "seek", "will", "would" and variations of such word and similar future or conditional expressions are intended to identify forward looking statements. Such statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in the forward-looking statements including difficulties in construction, third party data presented accompanying such statements, and most prominently, the risks discussed under the heading "Risk Factors" in the Company's latest annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. Such forward-looking statements are made only as of the date of this presentation. Freshpet undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

NON-GAAP MEASURES

Freshpet uses certain non-GAAP financial measures, including EBITDA, adjusted EBITDA, adjusted EBITDA as a % of net sales (adjusted EBITDA Margin), adjusted Gross Profit, adjusted Gross Profit as a % of net sales (adjusted Gross Margin), adjusted SG&A and adjusted SG&A as a % of net sales. These non-GAAP financial measures should be considered as supplements to GAAP reported measures, should not be considered replacements for, or superior to, GAAP measures and may not be comparable to similarly named measures used by other companies.

Freshpet defines EBITDA as net income (loss) plus interest expense, income tax expense and depreciation and amortization expense, and adjusted EBITDA as EBITDA plus net income (loss) on equity method investment, non-cash share-based compensation, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system, and other expenses, including loss on disposal of equipment, COVID-19 expenses and organization changes designed to support long-term growth objectives. Freshpet defines adjusted Gross Profit as gross profit before depreciation expense, COVID-19 expense and non-cash share-based compensation, and adjusted SG&A as SG&A expenses before depreciation and amortization expense, non-cash share-based compensation, gain (loss) on disposal of equipment, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system, COVID-19 expense and organization changes designed to support long term growth objectives.

Management believes that the non-GAAP financial measures are meaningful to investors because they provide a view of the Company with respect to ongoing operating results. Non-GAAP financial measures are shown as supplemental disclosures in this presentation because they are widely used by the investment community for analysis and comparative evaluation. They also provide additional metrics to evaluate the Company's operations and, when considered with both the Company's GAAP results and the reconciliation to the most comparable GAAP measures, provide a more complete understanding of the Company's business than could be obtained absent this disclosure. adjusted EBITDA is also an important component of internal budgeting and setting management compensation. The non-GAAP measures are not and should not be considered an alternative to the most comparable GAAP measures or any other figure calculated in accordance with GAAP, or as an indicator of operating performance. The Company's calculation of the non-GAAP financial measures may differ from methods used by other companies. Management believes that the non-GAAP measures are important to an understanding of the Company's overall operating results in the periods presented. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Certain of these measures represent the Company's guidance for fiscal year 2024. The Company is unable to reconcile these forward-looking non-GAAP financial measures to the most directly comparable GAAP measures without unreasonable efforts because the Company is currently unable to predict with a reasonable degree of certainty the type and impact of certain items, including the timing of and amount of costs of goods sold and selling, general and administrative expenses, that would be expected to impact GAAP measures for these periods but would not impact the non-GAAP measures. The unavailable information could significantly impact our financial results. These items are not within the Company's control and may vary greatly between periods. Based on the foregoing, the Company believes that providing estimates of the amounts that would be required to reconcile these forecasted non-GAAP measures to forecasted GAAP measures would imply a degree of precision that would be confusing or misleading to investors for the reasons identified above.


NOURISHING PETS, PEOPLE AND PLANET
freshpet
Freshpet strengthens the bond between people and our pets so that we both live longer, healthier and happier lives while being kind to the planet.
3
Q1 2024 EARNINGS PRESENTATION
freshpet


MAINSTREAM
Expand the Freshpet consumer base
freshpet 2027
THE FUTURE IS FRESH
MORE PROFITABLE
Create a sustainable business by improving our margin and increasing our capital efficiency
MAIN MEAL
Increase the percentage of consumers who are HIPPOHs*



*High profit pet owning households

Highlights


freshpet
fresh from the kitchen
HOME COOKED CHICKEN RECIPE
FRESH

Q1 2024: Solid growth and profitability improvement across all metrics



FINANCIAL

	Q1 2024	YoY Change
Net Sales	**$223.8M**	**+34%**
Adjusted Gross Margin*	**45.3%**	**+680 bps**
Adjusted EBITDA	**$30.6M**	**+$27.6M**
Adjusted EBITDA Margin*	**13.7%**	**+1,190 bps**
Logistics Costs*	**6.4%**	**-290 bps**
Input Costs*	**31.2%**	**-390 bps**
Quality Costs*	**2.8%**	**-240 bps**
Operating Cash Flow	**$5.4M**	**+$19M**

**As a percent of net sales*

RETAIL

	YoY Change
Household Penetration	**+24%**
Buy Rate	**+5%**
Cubic Feet	**+15%**
Store Count	**+6%**
Total Distribution Points	**+19%**

Source: Internal Data

Strong performance driven by key fundamentals:

Strength of the Freshpet growth model

- 31% volume-based growth
- Increased household penetration (24% YoY) at a customer acquisition cost (CAC) comparable to levels we experienced prior to the price increases over the last two years

Improved operational effectiveness

- 920 basis point improvement across quality, input, and logistics costs in Q1 2024
- Adjusted gross margin, input, quality and logistics cost all exceeded long-term targets in Q1 2024
- Adding organizational capabilities at all levels to support growth

Operating discipline to balance capacity and demand at a high growth rate

- Expanding capacity on-budget and on-time while improving margins
- Strong fill rates (high 90s) support excellent customer service

Expanding depth and breadth: **23% of all stores have multiple fridges**


Freshpet Store Count
YTD +320
10,826
13,387
15,015
16,609
18,004
19,499
21,570
22,716
23,631
25,281
26,777
27,097
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Q1 2024


Number of Fridges per Store*
Second/Third Fridges 23%
One Fridge 77%

*Source: Internal data for the period ending 3/31/24; *U.S. Fridges*

MAINSTREAM

Vast runway for growth in a growing category

$53B
U.S. pet food category[1]

$37B
Dog food category[1]

3%
Freshpet market share of dog food[1]




96%

Freshpet market share of fresh/frozen in measured channels[2]

1. NielsenIQ Total US Pet Food $ - OmniChannel by Category 52 Weeks Ended 3/30/24
2. Nielsen MegaChannel 52 Weeks Ended 3/23/24, Gently Cooked Refrigerated or Frozen Brands

Continued growth in consumer franchise; **added 2.4m+ households YoY**

MAINSTREAM

Freshpet Household Penetration Growth (in millions)
(52 weeks)



6.2
7.3
+18%
9.2
+26%
9.9
+8%
12.4
+24%
2020
2021
2022
2023
2024

Source: Numerator Panel data for the 52-week periods ending 4/5/2020, 4/4/2021,4/3/2022, 4/2/2023, 3/31/2024

Freshpet sales are **increasingly concentrated** in our heaviest users (HIPPOHs*) and account for 89% of Q1 2024 net sales

MAIN MEAL



Freshpet Users who are Super Heavy/Heavy Buyers (in millions)
Super Heavy/Heavy HHP
Super Heavy/Heavy Buy Rate
1.7
$194.40
2.3
$207.36
2.9
$206.13
3.4
$233.67
4.6
89% of Freshpet sales
$230.66
2020
2021
2022
2023
2024

% of total Freshpet households that are SH/H	27%	31%	31%	35%	37%

Source: Numerator data for 52-week periods ending 4/5/2020, 4/4/2021,4/3/2022, 4/2/2023, 3/31/2024
*High profit pet owning households

Converting toppers into main meal users will continue to **increase buy rate**


MAIN MEAL
Freshpet Buy Rate
(52 weeks)
$62.35
$74.33
$75.48
$91.99
$96.84
2020
2021
2022
2023
2024

Source: Numerator Panel data for the 52-week periods ending 4/5/2020, 4/4/2021,4/3/2022, 4/2/2023, 3/31/2024

Enhancing margins through improved operating performance and leveraging **scale and efficiency**

MORE PROFITABLE



Q1 2024 Adj. Gross Margin
% of net sales
38.5%
45.3%
Q1 2023
Q1 2024
30.3%
39.4%
Gross Margin (GAAP)



Q1 2024 Adj. EBITDA ($m)
% of net sales
$3.0
1.8%
$30.6
13.7%
Q1 2023
Q1 2024
($24.8m)
$18.6m
Net Income (loss)

MORE PROFITABLE

Improved costs by **920 bps in Q1 2024** across key focus areas

FOCUSED ON CAPACITY	FOCUSED ON LOGISTICS	FOCUSED ON QUALITY	FOCUSED ON COMMODITY COST MANAGEMENT
✔	✔ **-290 bps** Q1 2024	✔ **-240 bps** Q1 2024	✔ **-390 bps** Q1 2024

All comparisons to prior year period

Capacity Update

- Ennis Kitchen producing ~25% of total Freshpet production from three lines

- Phase II construction is slightly ahead of schedule; expect fourth line to begin production by the end of Q3 2024

- Additional roll line in Ennis to reduce complexity of changeovers and SKU assortment


freshpet

Capital Efficiency Framework



MORE OUT OF EXISTING LINES



MORE OUT OF EXISTING SITES



DEVELOP & IMPLEMENT NEW TECHNOLOGIES

Long-Term Strategy: Path to 2027



Advertising & Innovation
Expand HH Penetration
Increase Velocity
Expand Visibility & Availability
Expand Capacity
Build Organization Capability to Increase Effectiveness & Leverage Scale
Drive Efficiencies
2027
freshpet
THE FUTURE IS FRESH
UNLEASHING GROWTH. SCALING PROFITS.



$1.8 billion
Net Sales (target)
~18%
Adjusted EBITDA Margin (target)
20 million
Freshpet Households by 2027 (target)

Q1 2024 Results


freshpet

Strong Q1 results that demonstrate **volume**-driven growth

Q1 2024 Net Sales ($m)


$223.8
+34%
$167.5
Q1 2023
Q1 2024

Q1 2024 Net Sales Bridge


31%
3%
34%
Volume
Price/Mix
Net Sales Growth

Source: Internal Data

Consumption growth remains strong and has accelerated


Q1 2024 Consumption Growth ($)
26%
28%
25%
13%
MegaChannel
XAOC
Food
Pet Specialty

PLUS >100% GROWTH IN UNMEASURED CHANNELS


Consumption Growth Trends
(volume in pounds)
14%
18%
23%
25%
31%
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024

Source: NIQ consumption data, latest 13 weeks thru 3/30/24 and internal sales data

Q1 2024 delivered significant margin improvement



Q1 2024 Adj. Gross Margin
% of net sales
38.5%
45.3%
Q1 2023
Q1 2024
30.3%
39.4%
Gross Margin (GAAP)



Q1 2024 Adj. EBITDA ($m)
% of net sales
$3.0
1.8%
$30.6
13.7%
Q1 2023
Q1 2024
($24.8m)
$18.6m
Net Income (loss)

Source: Internal Data

920 basis point improvement in Q1 2024; **demonstrated our ability to deliver** FY 2027 margin targets and now focused on consistency



Key Margin Improvement Targets & Progress
Q1 2023
Q1 2024
2027 Target
35.2%
31.2%
33.5%
9.3%
6.4%
7.5%
5.2%
2.8%
2.9%
Input Costs
Logistics
Quality

Source: Internal Data

Significant Adj. Gross Margin improvement YOY; **ahead of our long-term target and now focused on consistent performance**



Adj. Gross Margin Progress vs. 2027 Targets
38.5%
45.3%
45.0%
Q1 2023
Q1 2024
2027 Target

SG&A improvements tracking to long-term target; **logistics is well ahead of plan** and G&A will follow as we add scale


Adj. SG&A Progress vs. Targets
Q1 2023
Q1 2024
2027 Target
11.9%
11.0%
8.8%
15.5%
14.3%
9.0%
9.3%
6.4%
7.5%
36.7%
31.7%
25.3%
Adj. SG&A Excluding Media & Logistics
Media %
Logistics %
Total Adj. SG&A %
43.1%
35.6%
SG&A (GAAP)

Source: Internal Data

FY 2024 Guidance



Updated FY 2024 Guidance

	Previous	Updated
Net Sales	>$950M	no change
Net Sales Growth YoY	>24%	no change
Adjusted EBITDA	$100 - $110M	**>$120M**
Capital Expenditures	~$210M	no change

Additional considerations:

- **Net Sales:** Maintaining guidance until we have greater confidence that we have adequate rolls capacity to meet a higher level of demand
- **Volume cadence:** Expect volume to be sequentially lower throughout the year to manage growth and cash as we ramp capacity
- **Adjusted Gross Margin:** Expect improvement of +300 basis points year-over-year vs. +100 basis points previously; continue to expect modest deflation
- **Advertising investment:** Expect media to grow in-line with sales, and will pull back as necessary to control growth in-line with long-term algorithm



Capital Spending, Cash Flow & Liquidity



Significant improvement in operating cash flow

Capital Spending:

- Key projects remain on-track and on-budget; estimated 2024 spending of ~$210 million
- Once Ennis Phase II is completed this summer/fall, we will have built adequate infrastructure/buildings to accommodate our next 5+ lines

Cash flow:

- Generated $5.4 million of operating cash flow in Q1 2024, a YoY improvement of over $19 million driven by:
  - Adj. EBITDA growth
  - Working capital position
- Interest income is offsetting interest expense

Liquidity:

- $258 million of cash-on-hand as of 3/31/24
- Generating meaningful Adj. EBITDA which could be leveraged to provide increased liquidity in 2025, if necessary


Operating Cash Flow ($m)
$5.4
Q1 2023
Q1 2024
($13.7)

Appendix



Freshpet, Inc. and Subsidiaries Reconciliation between Gross Profit and Adjusted Gross Profit

	Three Months Ended March 31,	
	2024	2023
	(Dollars in thousands)	
Gross profit	$ 88,158	$ 50,760
Depreciation expense	10,675	10,721
Non-cash share-based compensation (a)	2,622	2,956
Loss on disposal of manufacturing equipment	21	—
Adjusted Gross Profit	$ 101,476	$ 64,437
Adjusted Gross Profit as a % of Net Sales	45.3%	38.5%

(a) Includes the true-up of share-based compensation expense in the three months ended December 31, 2023. We have certain outstanding multi-year share-based awards, granted in FY 2020, with performance-based vesting conditions that require the achievement of certain Adjusted EBITDA targets in FY 2024 as a condition to vesting. At each reporting period, we reassess the probability of achieving the performance criteria and the performance period required to meet those targets set in 2020. When such performance conditions are deemed to be improbable of achievement, the compensation cost previously recorded is reversed.

Freshpet, Inc. and Subsidiaries Reconciliation between SG&A Expenses and Adjusted SG&A Expenses

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
	(Dollars in thousands)	
SG&A expenses	$ 79,695	$ 72,271
Depreciation and amortization expense	5,070	3,771
Non-cash share-based compensation (a)	3,600	5,459
Loss on disposal of equipment	129	268
Enterprise Resource Planning (b)	—	801
Capped Call Transactions fees (c)	—	113
Activism engagement (d)	—	389
Adjusted SG&A Expenses	$ 70,896	$ 61,470
Adjusted SG&A Expenses as a % of Net Sales	31.7%	36.7%

(a) Includes true-ups, if required, to share-based compensation expense compared to prior periods. We have certain outstanding share-based awards with performance-based vesting conditions that require the achievement of certain Adjusted EBITDA and/or Net Sales targets as a condition of vesting. At each reporting period, we reassess the probability of achieving the performance criteria and the performance period required to meet those targets. When such performance conditions are deemed to be improbable of achievement, the compensation cost previously recorded is reversed.

(b) Represents costs associated with the implementation of an ERP system.

(c) Represents fees associated with the Capped Call Transactions.

(d) Represents advisory fees related to activism engagement.

Freshpet, Inc. and Subsidiaries Reconciliation between Net Income (loss) and Adjusted EBITDA

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
	(Dollars in thousands)	
Net income (loss)	$ 18,602	$ (24,786)
Depreciation and amortization	15,745	14,492
Interest income, net of interest expense	(275)	2,225
Income tax expense	54	70
EBITDA	**$ 34,126**	**$ (7,999)**
Loss on equity method investment	—	980
Gain on equity investment	(9,918)	—
Loss on disposal of property, plant and equipment	150	268
Non-cash share-based compensation (a)	6,221	8,415
Enterprise Resource Planning (b)	—	801
Capped Call Transactions fees (c)	—	113
Activism engagement (d)	—	389
Adjusted EBITDA	**$ 30,579**	**$ 2,967**
Adjusted EBITDA as a % of Net Sales	13.7%	1.8%

(a) Includes true-ups, if required, to share-based compensation expense compared to prior periods. We have certain outstanding share-based awards with performance-based vesting conditions that require the achievement of certain Adjusted EBITDA and/or Net Sales targets as a condition of vesting. At each reporting period, we reassess the probability of achieving the performance criteria and the performance period required to meet those targets. When such performance conditions are deemed to be improbable of achievement, the compensation cost previously recorded is reversed.

(b) Represents costs associated with the implementation of an ERP system.

(c) Represents fees associated with the Capped Call Transactions.

(d) Represents advisory fees related to activism engagement.

freshpet® 2027

THE FUTURE IS FRESH

UNLEASHING GROWTH. SCALING PROFITS.



thank you!


freshpet
FRESHLY
ROASTED MEALS
Tender Chicken Recipe
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